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                                                                   Exhibit 10.4

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 21st day of December, 2006, by and among ZOLTEK COMPANIES, INC., a Missouri corporation having its chief executive office and principal place of business located at 3101 McKelvey Road, St. Louis, Missouri 63044 ("Parent"), ZOLTEK CORPORATION, a Missouri corporation, ENGINEERING TECHNOLOGY CORPORATION, a Missouri corporation, and ZOLTEK PROPERTIES, INC., a Missouri corporation, (individually and collectively hereinafter "Borrowers"; all references to "Borrowers" or "Borrower" shall mean each and all of the Borrowers) and SOUTHWEST BANK OF ST. LOUIS (the "Bank"), with an office at 13205 Manchester Road, St. Louis, Missouri 63131.

                             W I T N E S S E T H:

     WHEREAS, Bank, Borrowers and Cape Composites, Inc., a California corporation ("Cape Composites"), are parties to that certain Credit Agreement dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003, and by that certain Second Amendment to Credit Agreement dated as of January 13, 2004 (as amended, the "Agreement"); and

     WHEREAS, Bank and Borrowers desire to amend the Agreement upon and subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the covenants, promises and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1.   Amendments to the Agreement.

          (a) Release of Cape Composites. Cape Composites is no longer an active corporation and has no operations or assets. Cape Composites shall henceforth no longer be a party to, or have any liabilities, obligations or duties under, the Agreement or any of the other Loan Documents. All references in the Agreement and the other Loan Documents to Cape Composites shall henceforth be disregarded. To the extent it has not already done so, Bank will release any and all security interests and/or liens which it may have in or on any property or assets of Cape Composites.

          (b) The applicable definitions set forth in Section 1.01 of the
                                                      ------------
     Credit Agreement (Certain Defined Terms) are hereby deleted and replaced with the following or added as new definitions, as the case may be:

               Appeal Bond Letter of Credit - That certain Standby Letter of
               ----------------------------
          Credit in the face amount of up to $40,000,000.00 issued or to be issued by the Bank, with the Borrowers as the applicants and Travelers Casualty and Surety Company of America, for itself and on behalf of its parents, affiliates and subsidiaries as the beneficiaries, such letter of credit issued to secure the payment of an appeal bond obtained by the Parent with respect to a judgment rendered against Zoltek Corporation in Structural Polymer Group,
                           -----------------------------------------------
          Ltd. and Structural Polymer Systems, Ltd. v. Zoltek Corporation
          ---------------------------------------------------------------
          pending in the United States District Court for the Eastern District of Missouri(the "Lawsuit").

               Appeal Bond Letter of Credit Reimbursement Agreement - That
               ----------------------------
          certain Standby Letter of Credit Application and Agreement for Southwest Bank dated as of December 14, 2006,


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          by and among Bank and the Borrowers with respect to the Appeal Bond
          Letter of Credit.

               Borrowing Base - At any date of determination, an amount equal
               --------------
          to: (i) eighty percent (80%) of the face amount of Eligible Accounts outstanding at such date; plus (ii) the Eligible Inventory Advance
                                    ----
          Amount; minus (iii) the aggregate undrawn face amount of all
                  -----
          outstanding letters of credit issued by the Bank for the account of any one or more of the Borrowers (excluding the Appeal Bond Letter of Credit). In no event, however, shall the amount advanced by the Bank pursuant to the Borrowing Base exceed Six Million Seven Hundred Nineteen Thousand Seven Hundred Seventy and 39/100 Dollars ($6,719,770.39).

               Loan Documents - This Credit Agreement, the Notes, the Security
               --------------
          Agreement, the Appeal Bond Letter of Credit Reimbursement Agreement and any other agreements or documents now or hereafter evidencing, securing or otherwise relating to any of the transactions described in or contemplated by this Agreement (including, without limitation, any deeds of trust or leasehold deeds of trust executed by any Borrower in favor of the Bank), as the same may be amended, renewed, replaced, consolidated or otherwise modified from time to time.

          (c) Section 3.02 of the Agreement is hereby deleted in its entirety
              ------------
     and replaced by the following:

               3.02 TERM OF REVOLVING CREDIT FACILITY. Subject to the Bank's
               ---------------------------------------
          right to cease making Loans to the Borrowers at any time upon or after the occurrence and during the continuation of any Default or Event of Default, the Borrowers shall be entitled to request advances under the Revolving Credit Note for the period from the date hereof to and including January 1, 2008 (the "Revolving Loan Maturity Date"). In no event may the Borrowers terminate this Agreement until the Borrowers have repaid all Loans and otherwise paid and performed their Obligations hereunder. All indemnities given by the Borrowers to the Bank under any of the Loan Documents shall survive the repayment of the Loans and the termination of this Agreement.

          (d) Section 3.03(a) of the Agreement is hereby deleted in its
              ---------------
     entirety and replaced by the following:

                    (a) Principal payable on account of the Revolving Credit
               Loan shall be payable by the Borrowers to the Bank immediately upon the earliest to occur of (i) the date or dates for payment as specified in the Revolving Credit Note, (ii) the occurrence of any event described in Section 3.04 hereof which requires
                                         ------------
               the payment of principal on the Loans (but only after the Term Loan has been repaid in full), (iii) the occurrence and continuance of an Event of Default in consequence of which the Bank elects to accelerate the maturity and payment of any of the Obligations, (iv) termination of this Agreement for any reason, or (v) the Revolving Loan Maturity Date; provided, however, that if the principal balance of Revolving Credit Loan outstanding at any time shall exceed the Borrowing Base at such time, the Borrowers shall, on demand, repay the Revolving Credit Loan in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess;


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          (e) Section 3 of the Credit Agreement is hereby amended by adding
              ---------
     the following as a new Section 3.12:
                            ------------

               3.12. APPEAL BOND LETTER OF CREDIT FEES. As additional
                     ---------------------------------
          consideration for Bank's issuing the Appeal Bond Letter of Credit for Borrowers' account, Borrowers agree to pay the Bank all fees and charges set forth in the Appeal Bond Letter of Credit Reimbursement Agreement.

     2. Conditions To Execution Of This Amendment. Any provision contained
        -----------------------------------------
herein or in the Agreement to the contrary notwithstanding, Bank's execution of this Amendment is subject to the following:

          (a) Bank shall have first received a certified copy of the resolutions of each Borrower, duly adopted and authorizing the execution, delivery and performance of this Amendment in accordance with its terms;

          (b) Except for any breach (if any) of any such representations or warranties resulting from the Lawsuit or any judgment rendered in connection therewith, all representations and warranties made in the Agreement and herein shall be true and correct in all material respects as of the date hereof and, by execution of this Amendment, each Borrower hereby certifies same to Bank;

          (c) Except for any such default (if any) resulting from the Lawsuit or any judgment rendered in connection therewith, after giving effect to this Amendment, no Borrower shall have defaulted, or taken or failed to take any action which, unless corrected, would give rise to a default on any of its obligations to Bank;

          (d) Except for any such Default or Event of Default (if any) resulting from the Lawsuit or any judgment rendered in connection therewith, after giving effect to this Amendment, no action or omission exists as of the date hereof which constitutes, or which, with the passage of time, would constitute a Default or Event of Default;

          (e) Except for any such failure to comply (if any) resulting from the Lawsuit or any judgment rendered in connection therewith, each Borrower shall be in compliance with all covenants of the Agreement, as amended;

          (f) All documents and filings necessary to maintain and perfect Bank's security interest in the personal property collateral provided for in the Loan Documents shall be in full force and effect, and all actions necessary to maintain and perfect the same shall have been taken;

          (g) No material adverse change in the financial condition of the Borrowers taken as a whole shall have occurred since September 30, 2006, except as set forth in the draft financial statements of Parent provided to Bank;

          (h) Bank shall have received the following documents, duly executed and delivered by all parties thereto, and otherwise reasonably satisfactory in form and content to Bank and its counsel:

               (i) the Appeal Bond Letter of Credit Reimbursement Agreement;


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               (ii) A Continuing Limited Guaranty Agreement to be executed by
          Zsolt Rumy ("Rumy"), pursuant to which Rumy shall guaranty any amounts due the Bank under the Appeal Bond Letter of Credit Reimbursement Agreement (subject to any limitations and release provisions set forth in the Guaranty);

               (iii) A Leasehold Deed of Trust and Security Agreement to be executed by Zoltek Properties, Inc. in favor of the Bank and by which Zoltek Properties, Inc. shall grant to the Bank, as security for the Obligations, a lien upon the real property leased by Zoltek Properties, Inc. and located at 11 Missouri Research Park, St. Charles, Missouri 63304;

               (iv) A Deed of Trust and Security Agreement to be executed by Zoltek Properties, Inc. in favor of the Bank and by which Zoltek Properties, Inc. shall grant to the Bank, as security for the Obligations, a lien upon the real property owned by Zoltek Properties, Inc. and located at 3101 McKelvey Rd., St. Louis, Missouri 63044;

               (v) A Pledge of Deposit Account to be executed by Zoltek Companies, Inc. in favor of the Bank and by which Zoltek Companies, Inc. shall grant to the Bank, as security for the Obligations, a lien upon that certain deposit account with the Bank (the "Letter of Credit Deposit Account") which has been established as security for the obligations of the Borrowers under the Appeal Bond Letter of Credit Reimbursement Agreement;

               (vi) An Amended and Restated Revolving Credit Note in the form of Exhibit A attached hereto (which shall also serve as the revised
             ---------
          Exhibit A of the Agreement);
          ---------

               (vii) A Secretary's Certificate from each Borrower;

               (viii) A good standing certificate from the Secretary of State of the organizational State of each Borrower; and

               (ix) An opinion of Borrowers' counsel.

          (i) The following events shall have occurred or shall occur contemporaneously with the closing of the transactions contemplated herein:

               (i) Rumy shall have made an unsecured loan to Zoltek Companies, Inc. in the principal amount of $10,000,000.00; and

               (ii) Deposits have been made in the Letter of Credit Deposit Account in the aggregate amount of not less than $30,000,000.00.

          (j) Except for the Lawsuit, no pending or threatened litigation or other proceeding or investigation shall exist which could reasonably be expected to have a material adverse effect on the prospects, operation or financial condition of the Borrowers taken as a whole; and

          (k) The Borrowers shall pay the costs and expenses of Bank (including reasonable attorneys' fees and expenses) in connection with the negotiation, preparation, execution and


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     delivery of this Amendment and all other matters herein provided for or required in connection with this Amendment.

     3. Bank Waiver and Consent; Release of Collateral; Issuance of Letter
        ------------------------------------------------------------------
of Credit.
---------

          (a) Notwithstanding any prohibitions contained in the Agreement to the contrary, Bank hereby consents to, and waives any Default or Event of Default caused by, the borrowing of funds by Zoltek Companies, Inc. in the aggregate amount of $10,000,000.00 from Rumy, provided that such borrowed funds are immediately deposited by Zoltek Companies, Inc. into the Letter of Credit Deposit Account.

          (b) Notwithstanding anything contained in any deed of trust or leasehold deed of trust executed by any Borrower in favor of Bank to the contrary, in the event that the amount on deposit in the Letter of Credit Deposit Account at any time is equal to or exceeds the undrawn face amount of the Appeal Bond Letter of Credit together with all unreimbursed drawings with respect thereto, Bank agrees that Bank shall promptly take all necessary steps to release any security interests or liens in favor of Bank with respect to the real property of any Borrower.

          (c) In the event that the amount on deposit in the Letter of Credit Deposit Account at any time exceeds the undrawn face amount of the Appeal Bond Letter of Credit together with all unreimbursed drawings with respect thereto, Bank agrees that Bank shall promptly release to Borrowers an amount equal to such excess, on a dollar-for-dollar basis.

          (d) Upon delivery of the items required under Section 2 hereof, Bank
                                                        ---------
     hereby agrees that, upon the request of the Borrowers, it will issue for the account of the Borrowers a standby letter of credit in the face amount of up to $40,000,000.00 for the benefit of Travelers Casualty and Surety Company of America, for itself and on behalf of its parents, affiliates and subsidiaries, in substantially the form attached to the Appeal Bond Letter of Credit Reimbursement Agreement.

          (e) Bank hereby waives compliance with the financial covenants contained in Section 6.03 of the Agreement. Such waiver shall be effective from and including the date hereof through all covenant testing dates prior to January 1, 2008.

     4. Representations and Warranties. The Borrowers hereby represent and
        ------------------------------
warrant to Bank that:

          (a) Except for any breach (if any) of any such representations and warranties resulting from the Lawsuit or any judgment rendered in connection therewith, all representations and warranties made by the Borrowers in the Agreement are true and correct in all material respects as if they had been made on the date hereof.

          (b) Except for any Default or Event of Default (if any) resulting from the Lawsuit or any judgment rendered in connection therewith, no Default or Event of Default exists within the meaning of the Agreement.

          (c) The officers of the Borrowers executing this Amendment shall be fully authorized to do so, and all corporate actions necessary or proper to authorize the execution of this Amendment have been duly done, taken and performed. No consent, authorization or approval of any other Person is necessary for the due execution and delivery by any Borrower of this Amendment and the performance by any Borrower of the terms hereof and thereof. This Amendment is executed


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     and delivered in accordance with any laws and regulations applicable hereto and thereto, and is the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.

          (d) The execution, delivery, and performance, in accordance with its terms, of this Amendment will not violate any provision of any Borrower's organizational documents, any law, or any applicable judgment or regulation of any court or of any public or governmental agency, officer, or authority, and will not conflict with, result in a breach of or default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of any Borrower (except for the security interest created by the Loan Documents) under any indenture, mortgage, contract, deed of trust, or other agreement to which any Borrower is a party or by which any Borrower or any of its properties or assets is or may be bound.

          (e) Promptly upon receipt of same, Borrowers shall provide to Bank a copy of the appeal bond which is secured by the Appeal Bond Letter of Credit.

     5. Entire Agreement. This Amendment and the Agreement embody the entire
        ----------------
agreement between the parties respecting the subject matter hereof and supersede all prior agreements, proposals, communications and understandings relating to such subject matter. The terms of the Amendment shall be considered a part of the Agreement as if fully set forth therein.

     6. Miscellaneous. This Amendment shall be binding upon the Borrowers and
        -------------
their respective successors and the Bank and its successors and assigns. The Section headings are furnished for the convenience of the parties and are not to be considered in the construction or interpretation of this Amendment or the Agreement. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. Capitalized terms not defined herein shall have the meanings set forth in the Agreement. This Agreement shall be a contract made under and governed by the laws of the State of Missouri applicable to contracts made and to be performed entirely within such State.

     7. No Other Amendments. In case of a conflict between the terms of this
        -------------------
Amendment and the Agreement, the terms of this Amendment control. Except as expressly set forth in this Amendment, the terms of the Agreement remain unchanged and in full force and effect. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:
"ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT."

                           [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                  BORROWERS:

                                  ZOLTEK COMPANIES, INC.

                                  By:  /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


                                  ZOLTEK CORPORATION

                                  By:  /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


                                  ENGINEERING TECHNOLOGY CORPORATION

                                  By:  /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


                                  ZOLTEK PROPERTIES, INC.

                                  By:  /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------




                                  BANK:

                                  SOUTHWEST BANK OF ST. LOUIS

                                  By:  /s/ John D. Haffenreffer
                                     -----------------------------------------
                                  Name: John D. Haffenreffer
                                       ---------------------------------------
                                  Title: Executive Vice President
                                        --------------------------------------



                                  By:  /s/ Jackie Davis
                                     -----------------------------------------
                                  Name: Jackie Davis
                                       ---------------------------------------
                                  Title: Assistant Vice President
                                        --------------------------------------